Exhibit 10.3

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
)
	)	Jointly Administered
Debtors.	)	Re: Docket Nos. 1493 and 1621
)

ORDER (A) APPROVING SECOND AMENDED DISCLOSURE STATEMENT WITH RESPECT TO DEBTORS’ SECOND AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION DATED AS OF MAY 5, 2017 (B) ESTABLISHING PROCEDURES FOR SOLICITATION AND TABULATION OF VOTES TO ACCEPT OR REJECT DEBTORS’ SECOND AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION AND (C) SCHEDULING A HEARING ON CONFIRMATION OF DEBTORS’ SECOND AMENDED JOINT CHAPTER 11 PLAN OF LIQUIDATION AND
APPROVING RELATED NOTICE PROCEDURES

This matter coming before the Court on the Motion of Debtors and Debtors in Possession for an Order (A) Approving Proposed Disclosure Statement for Debtors’ First Amended Joint Chapter 11 Plan of Liquidation dated as of March 8, 2017 (B) Establishing Procedures for Solicitation and Tabulation of Votes to Accept or Reject Joint Chapter 11 Plan of Liquidation and (C) Scheduling a Hearing on Confirmation of Joint Chapter 11 Plan of Liquidation and Approving Related Notice Procedures (the “Motion”) filed by the above-captioned Debtors and Debtors in possession (the “Debtors”); the Court having reviewed the Motion and having heard the statements of counsel regarding the relief requested in the Motion at a hearing before the Court (the “Hearing”); and the Court having determined that the legal and factual bases set forth in the Motion and at the Hearing establish just cause for the relief granted herein;

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803

THE COURT HEREBY FINDS THAT:

a.     Capitalized terms not otherwise defined in this order have the meanings given to them in the Motion.

b.     The Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334.

c.     This is a core proceeding pursuant to 28 U.S.C. § 157(b)(2).

d.     Notice of the Motion and the Hearing, made in the manner described in the Motion, was sufficient and appropriate under the circumstances and complied with the requirements of the Bankruptcy Code, the Bankruptcy Rules and the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware (the “Local Rules”).

e.     The relief requested in the Motion and granted herein is warranted under the circumstances and is in the best interests of the Debtors’ estates and creditors.

f.     The Second Amended Disclosure Statement for Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation dated as of May 5, 2017 (the “Disclosure Statement”), contains adequate information within the meaning of section 1125 of the Bankruptcy Code.

g.     The forms of ballots attached hereto as Exhibit B (the “Ballots”) (1) are consistent with Official Form No. 14, (2) adequately address the particular needs of these chapter 11 cases, (3) are appropriate for each class of claims or interests entitled to vote to accept or reject the Plan and (4) comply with Bankruptcy Rule 3017(d).

h.     Ballots need not be provided to holders of claims and interests in Classes 1A-1G, 2A-2G, 3A-3G, 4A-4G and 7A-7G because Classes 1A-1G, 2A-2G, 3A-3G, 4A-4G and 7A-7G under the Plan are either unimpaired and are conclusively presumed to accept the Plan in accordance with section 1126(f) of the Bankruptcy Code (Classes 1A-1G, 2A-2G, 3A-3G and 4A-4G) or are impaired and entitled to receive nothing under the Plan and are conclusively presumed to reject the Plan in accordance with section 1126(g) of the Bankruptcy Code (Classes 7A-7G).

i.     The period during which the Debtors may solicit votes to accept or reject the Plan, as established by this Order, provides a sufficient time for creditors to make informed decisions to accept or reject the Plan and submit timely Ballots.

j.     The procedures for the solicitation and tabulation of votes to accept or reject the Plan, as approved herein, provide a fair and equitable voting process and are consistent with section 1126 of the Bankruptcy Code.

k.     The contents of the Solicitation Packages and the procedures for providing notice of the Confirmation Hearing and the other matters set forth in the Confirmation Hearing Notice comply with Bankruptcy Rules 2002 and 3017 and constitute sufficient notice to all interested parties in accordance with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules.

IT IS HEREBY ORDERED THAT:

The Motion is GRANTED.

All Objections are OVERRULED, WITHDRAWN, or RESOLVED.

The Disclosure Statement is APPROVED.

The Notice of Non-voting Status substantially in the form attached hereto as Exhibit A is APPROVED. The Notice of Non-voting Status shall be distributed only to holders of claims in Classes 1A-1G, 2A-2G, 3A-3G, 4A-4G and 7A-7G, the only classes not entitled to vote to accept or reject the Plan.

The Ballots substantially in the forms attached hereto as Exhibit B, including the instructions attached to the Ballots, are APPROVED. The Ballots shall be distributed only to holders of claims in Classes 5A-5G and 6A-6G, the only classes entitled to vote to accept or reject the Plan.

To be counted as votes to accept or reject the Plan, all Ballots must be properly executed, completed and delivered to the Balloting Agent either (a) by mail in the return envelope provided with each Ballot, (b) by overnight courier or (c) by personal delivery so that, in each case, they are received by the Balloting Agent no later than 5:00 p.m., Eastern Daylight Time, on June 6, 2017 or such other date established by the Debtors that is approximately 28 days after the commencement of the solicitation period in accordance with the provisions as set forth below (the “Voting Deadline”).

Solely for purposes of voting to accept or reject the Plan and not for the purpose of the allowance of, or distribution on account of, a claim and without prejudice to the rights of the Debtors in any other context each claim within a class of claims entitled to vote to accept or reject the Plan shall be temporarily allowed in accordance with the following rules (the “Tabulation Rules”):

a.     Unless otherwise provided in the Tabulation Rules described below, a claim shall be deemed temporarily allowed for voting purposes in an amount equal to (i) the amount of such claim as set forth in a timely filed proof of claim or (ii) if a timely filed proof of claim has not been filed, the amount of such claim as set forth in the respective Debtors’ Schedules and Statements, initially filed April 4, 2016 and any further amendments thereto (collectively, the “Schedules”) if such claim is listed in the Schedules;

b.     If a claim is deemed allowed in accordance with the Plan, such claim shall be temporarily allowed for voting purposes in the deemed allowed amount set forth in the Plan;

c.     If a claim for which a proof of claim has been timely filed is marked as contingent, unliquidated or disputed on its face it will be temporarily allowed for voting purposes only in the amount of $1.00;

d.     If a claim has been estimated or otherwise allowed for voting purposes by order of the Court, such claim shall be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court;

e.     If the Debtors have filed and served an objection to a claim, such claim shall be temporarily allowed or disallowed for voting purposes in accordance with the relief sought in the objection;

f.     If a claim holder identifies a claim amount on its Ballot that is less than the amount otherwise calculated in accordance with the Tabulation Rules, the claim will be temporarily allowed for voting purposes in the lesser amount identified on such Ballot.

g.     Any Ballot received from a holder of a Claim listed as contingent, disputed, or unliquidated in the Debtors’ Schedules will not be counted unless the holder of such Claim timely filed a proof of claim in accordance with the Bar Date Order; or, in the case of claims held by a governmental unit as defined in section 101(27) of the Bankruptcy Code), on or before August 1, 2016 at 5:00 p.m. (Eastern Daylight Time).

If any claimant seeks to challenge the allowance of its claim for voting purposes in accordance with the Tabulation Rules, such claimant must file a motion, pursuant to Bankruptcy Rule 3018(a), for an order temporarily allowing such claim in a different amount or classification for purposes of voting to accept or reject the Plan (a “Rule 3018 Motion”) and serve such motion on the Debtors so that it is received no more than ten days after the later of (a) the date of service of the Confirmation Hearing Notice and (b) the date of service of a notice of an objection, if any, to the underlying claim. Any Ballot submitted by a creditor that files a Rule 3018 Motion shall be counted solely in accordance with the Tabulation Rules and the other applicable provisions of this order unless and until the underlying claim is temporarily allowed by the Court for voting purposes in a different amount, after notice and a hearing.

In tabulating the Ballots, the following additional procedures shall be utilized: (a) any Ballot that is properly completed, executed and timely returned to the Balloting Agent but does not indicate an acceptance or rejection of the Plan shall not be counted either as a vote to accept the Plan or a vote to reject the Plan; (b) if a creditor casts more than one Ballot voting the same claim before the Voting Deadline, the last Ballot received before the Voting Deadline shall be deemed to reflect the voter’s intent and thus to supersede any prior Ballots; and (c) creditors must vote all of their claims within a particular class under the Plan either to accept or reject the Plan and may not split their votes; thus, a Ballot (or a group of Ballots within a Plan class received from a single creditor) that partially rejects and partially accepts the Plan shall not be counted.

The Confirmation Hearing is scheduled to be conducted on June 12, 2017 at 10:30 a.m. The Confirmation Hearing may be continued from time to time without further notice except for an announcement made at the Confirmation Hearing or any adjourned confirmation hearing.

Objections to confirmation of the Plan, if any, must: (a) be in writing; (b) state the name and address of the objecting party and the nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection to the confirmation of the Plan; and (d) be filed with the Court and served on (i) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 North King Street, Suite 2207, Wilmington, DE 19801 (Attn: Mark Kenney, Esq.); (ii) O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071 (Attn: Stephen H. Warren, Esq. and Karen Rinehart, Esq.) and Two Embarcadero Center, 28th Floor, San Francisco, CA 94111 (Attn: Jennifer Taylor, Esq.), co-counsel to the Debtors; (iii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801 (Attn: Mark D. Collins, Esq., and Michael J. Merchant, Esq.), co-counsel to the Debtors; (iv) Hahn & Hessen LLP, 488 Madison Avenue, New York NY 10022 (Attn: Mark Indelicato, Esq. and Janine Figueiredo, Esq.), co-counsel to the Official Committee of Unsecured Creditors; and (v) Klehr Harrison Harvey Branzburg LLP, 919 Market Street, Suite 1000, Wilmington, DE 19801 (Attn: Domenic Pacitti, Esq. and Sally Veghte, Esq.), co-counsel to the Official Committee of Unsecured Creditors, so that they are received no later than 5:00 p.m., Eastern Time, on June 6, 2017 or such other date established by the Debtors that is at least 28 days after the commencement of the solicitation period in accordance with paragraph 16 below (the “Confirmation Objection Deadline”). The Debtors must reply to such objections no later than June 7, 2017.

The Confirmation Hearing Notices substantially in the form attached hereto Exhibits C1 and C2 are APPROVED. The Debtors shall serve copies of the Confirmation Hearing Notice substantially in the form attached hereto as C1, along with the other materials comprising the Solicitation Package, in accordance with the procedures below. In addition, the Debtors shall publish a notice substantially in the form attached hereto as Exhibit C2 not less than 28 days before the Confirmation Hearing once in the national edition of USA Today and in such other local newspapers and/or trade publications, if any, as the Debtors deems appropriate.

Pursuant to Bankruptcy Rule 3017(d), May 4, 2017 shall be the record date for purposes of determining which creditors are entitled to receive Solicitation Packages and, where applicable, vote on the Plan (the “Record Date”).

With respect to a transferred claim, the transferee shall be entitled to receive a Solicitation Package and cast a Ballot on account of such claim only if, by the Record Date, (a) all actions necessary to effect the transfer of the claim pursuant to Bankruptcy Rule 3001(e) have been completed or (b) the transferee files (i) the documentation required by Bankruptcy Rule 3001(e) to evidence the transfer and (ii) a sworn statement of the transferor supporting the validity of the transfer. Each transferee shall be treated as a single creditor for purposes of the numerosity requirements in section 1126(c) of the Bankruptcy Code and the other voting and solicitation procedures set forth in this order.

With regard to holders of claims entitled to vote to accept or reject the Plan, the Debtors shall mail or cause to be mailed Solicitation Packages containing copies of: (a) the Confirmation Hearing Notice; (b) the Disclosure Statement (together with the exhibits thereto, including the Plan, that have been filed with the Court before the date of the mailing, in either hard copy or CD/ROM format as the Debtors in its sole discretion shall deem appropriate, and the Disclosure Statement Order); and (c) an appropriate form of Ballot and a Ballot return envelope. With regard to holders of claims and interests in Classes 1A-1G, 2A-2G, 3A-3G, 4A-4G and 7A-7G, the Debtors shall mail or cause to be mailed only a Notice of Non-Voting Status and the Confirmation Hearing Notice.

The Solicitation Packages containing the materials indicated above shall be mailed not less than 28 days prior to the Confirmation Objection Deadline to: (a) all persons or entities that have filed proofs of claim or equity interests on or before the Record Date; (b) all persons or entities listed in the Schedules as holding liquidated, noncontingent, undisputed claims as of the Record Date (or their transferees or Record Holders); (c) all other known holders of claims or equity interests against the Debtors (or their transferees or Record Holders), if any, as of the Record Date; (d) all parties in interest that have filed notices in accordance with Bankruptcy Rule 2002 in the Debtors’ chapter 11 cases on or before the Record Date; and (e) the U. S. Trustee.

In addition, the Debtors shall serve the Confirmation Hearing Notice on (i) the List of Creditors filed contemporaneously with the Debtors’ chapter 11 petitions and (ii) any additional parties that the Debtors, in the exercise of their sole discretion, determine should receive the Confirmation Hearing Notice.

The Debtors will not be required to mail Solicitation Packages or the Confirmation Hearing Notice to any individual or entity at an address from which Disclosure Statement Notice was returned by the United States Postal Service as undeliverable unless the Debtors were provided with an accurate address by such individual or entity prior to the Record Date.

The Debtors and the Balloting Agent are authorized to take or refrain from taking any action necessary or appropriate to implement the terms of, and the relief granted in, this order without seeking further Order of the Court.

Dated:	May 5 , 2017 Wilmington, Delaware
_____\s\ Brendan L. Shannon______________ THE HONORABLE BRENDAN L. SHANNON CHIEF UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A

(Notice of Non-Voting Status)

2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
	)	Jointly Administered
	)	Objection Deadline: ____, 2017 at __:_ _.m. EDT
Debtors.	)	Hearing Date: ________, 2017 at __:_ _.m. EDT
)

NOTICE OF NONVOTING STATUS WITH RESPECT

TO HOLDERS OF CLASSES 1A-G, 2 A-G, 3 A-G, 4 A-G AND 7A-G

PLEASE TAKE NOTICE THAT:

On [____________], 2017, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) approved the Second Amended Disclosure Statement for Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation [Docket No. _____] (as amended, the “Disclosure Statement”), for use by the above-captioned Debtors and Debtors in possession (the “Debtors”) in soliciting acceptances or rejections of the Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation [Docket No. ____] (as amended, the “Plan”) from holders of certain impaired claims who are (or may be) entitled to receive distributions under the Plan.

Classes 1A-1G - Other Priority Claims

YOU ARE NOT IMPAIRED UNDER THE PLAN. PURSUANT TO TERMS OF THE PLAN, HOLDERS OF ALLOWED CLASSES 1A-G (OTHER PRIORITY CLAIMS) SHALL RECEIVE CASH IN AN AMOUNT EQUAL TO SUCH ALLOWED PRIORITY CLAIM ON THE LATER OF THE EFFECTIVE DATE AND THE DATE SUCH CLAIM BECOMES AN ALLOWED PRIORITY CLAIM. PURSUANT TO SECTION 1129(f) OF THE BANKRUPTCY CODE, THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 1 A-G (OTHER PRIORITY CLAIMS) ARE CONCLUSIVELY PRESUMED TO HAVE VOTED TO ACCEPT THE PLAN AND, THEREFORE, YOUR VOTES WILL NOT BE SOLICITED.

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803.

3

Class 2A-2G - Wells Fargo Prepetition Claims

YOU ARE NOT IMPAIRED UNDER THE PLAN. HOLDERS OF ALLOWED CLASSES 2 A-G (WELLS FARGO PREPETITION CLAIMS) HAVE BEEN PAID IN FULL. PURSUANT TO SECTION 1129(f) OF THE BANKRUPTCY CODE, THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 2 A-G (WELLS FARGO PREPETITION CLAIMS) ARE CONCLUSIVELY PRESUMED TO HAVE VOTED TO ACCEPT THE PLAN AND, THEREFORE, YOUR VOTES WILL NOT BE SOLICITED.

Class 3A-3G - GACP Prepetition Claims

YOU ARE NOT IMPAIRED UNDER THE PLAN. HOLDERS OF ALLOWED CLASSES 3 A-G (GACP PREPETITION CLAIMS) HAVE BEEN PAID IN FULL. PURSUANT TO SECTION 1129(f) OF THE BANKRUPTCY CODE, THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 3 A-G (GACP PREPETITION CLAIMS) ARE CONCLUSIVELY PRESUMED TO HAVE VOTED TO ACCEPT THE PLAN AND, THEREFORE, YOUR VOTES WILL NOT BE SOLICITED.

Class 4A-4G - Noteholder Prepetition Claims

YOU ARE NOT IMPAIRED UNDER THE PLAN. HOLDERS OF ALLOWED CLASSES 4 A-G (NOTEHOLDER PREPETITION CLAIMS) HAVE BEEN PAID IN FULL. PURSUANT TO SECTION 1129(f) OF THE BANKRUPTCY CODE, THE HOLDERS OF ALLOWED CLAIMS IN CLASSES 4 A-G (NOTEHOLDER PREPETITION CLAIMS) ARE CONCLUSIVELY PRESUMED TO HAVE VOTED TO ACCEPT THE PLAN AND, THEREFORE, YOUR VOTES WILL NOT BE SOLICITED.

Classes 7A-7G – Interests and Securities Subordinated Claims

YOU ARE IMPAIRED UNDER THE PLAN. PURSUANT TO TERMS OF THE PLAN, HOLDERS OF CLASSES 7A-7G (Interests and Securities Subordinated Claims) SHALL RECEIVE NOTHING UNDER THE PLAN ON ACCOUNT OF SUCH INTEREST OR SECURITIES SUBORDINATED CLAIM AND SHARES HELD BY EACH HOLDER OF AN INTEREST WILL BE CANCELLED PURSUANT TO THE PLAN. PURSUANT TO SECTION 1126(g) OF THE BANKRUPTCY CODE, HOLDERS OF INTERESTS OR SECURITIES SUBORDINATED CLAIMS ARE DEEMED TO HAVE REJECTED THE PLAN AND ARE NOT ENTITLED TO VOTE TO ACCEPT OR REJECT THE PLAN AND, THEREFORE, YOUR VOTES WILL NOT BE SOLICITED.

PLEASE TAKE FURTHER NOTICE that a hearing to consider confirmation of the Plan will be held before the Honorable Brendan L. Shannon, Chief United States Bankruptcy Judge for the District of Delaware, at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Sixth Floor, Wilmington, Delaware 19801 on [____________], 2017 at [__] _.m. (Eastern Daylight Time) in Courtroom 1 (the “Confirmation Hearing”). The Confirmation Hearing may be continued from time to time without further notice except for an announcement made at the Confirmation Hearing or any adjourned confirmation hearing. Pursuant to Rule 3017(a) of the Federal Rules of Bankruptcy Procedure and Rule 3017-1 of the Local Rules of Bankruptcy Practice and Procedure of the United States Bankruptcy Court for the District of Delaware, any party requesting a copy of the Disclosure Statement or the Plan shall furnish their request in writing to Hancock Fabrics Ballot Processing, c/o Kurtzman Carson Consultants, LLC, 2335 Alaska Avenue, El Segundo, California 90245 (Telephone: toll-free (866) 967-0494 or, if calling outside the United States and Canada, (310) 751-2694; Electronic Mail: HancockFabricsInfo@kccllc.com). The Debtors will, at their own expense, provide a copy of the Disclosure Statement or Plan to the requesting party.

4

Objections, if any, to the confirmation of the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection; and (d) be filed with the Court and served so that they are received by (i) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 North King Street, Suite 2207, Wilmington, DE 19801 (Attn: Mark Kenney, Esq.); (ii) O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071 (Attn: Stephen H. Warren, Esq. and Karen Rinehart, Esq.) and Two Embarcadero Center, 28th Floor, San Francisco, CA 94111 (Attn: Jennifer Taylor, Esq.), co-counsel to the Debtors; (iii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801 (Attn: Mark D. Collins, Esq., and Michael J. Merchant, Esq.), co-counsel to the Debtors; (iv) Hahn & Hessen LLP, 488 Madison Avenue, New York NY 10022 (Attn: Mark Indelicato, Esq. and Janine Figueiredo, Esq.), co-counsel to the Official Committee of Unsecured Creditors; and (v) Klehr Harrison Harvey Branzburg LLP, 919 Market Street, Suite 1000, Wilmington, DE 19801 (Attn: Domenic Pacitti, Esq. and Sally Veghte, Esq.), co-counsel to the Official Committee of Unsecured Creditors, no later than 4:00 p.m., Eastern Time, on [____________], 2017. For the purpose of filing pleadings in this case, the address of the Court is 824 North Market Street, Third Floor, Wilmington, Delaware 19801.

Dated:	_____________, 2017 Wilmington, Delaware
RICHARDS, LAYTON & FINGER, P.A.

Mark D. Collins (No. 2981)

Michael J. Merchant (No. 3854)

Brett M. Haywood (No. 6166)

One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701

- and -

O’MELVENY & MYERS LLP

Stephen H. Warren (admitted pro hac vice)

Karen Rinehart (admitted pro hac vice)

400 South Hope Street

Los Angeles, CA 90071-2899

Telephone:     (213) 430-6000

Facsimile:     (213) 430-6407

5

Jennifer Taylor (admitted pro hac vice)

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Telephone:     (415) 984-8900

Facsimile:     (415) 984-8701

Attorneys for the Debtors and Debtors in Possession

6

EXHIBIT B

(Ballots:

Classes 5 A-G

Classes 6 A-G)

2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
)
	)	Jointly Administered
Debtors.	)
)

CLASS 52

[NOTE: WILL BE EXPANDED TO INCLUDE SUB-CLASSES FOR SOLICITATION]

BALLOT TO ACCEPT OR REJECT THE PLAN OF LIQUIDATION

OF HANCOCK FABRICS INC. ET AL. FOR HOLDERS OF CLASS 5 CLAIMS
(OTHER SECURED CLAIMS)

RECORD DATE: [____________], 2017

VOTING DEADLINE: [____________], 2017

THIS BALLOT IS TO BE USED BY OR ON BEHALF OF HOLDERS OF CLASS 5 CLAIMS (OTHER SECURED CLAIMS) AGAINST THE ABOVE-CAPTIONED DEBTORS AND DEBTORS IN POSSESSION (THE “DEBTORS”). PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE BALLOTING AGENT HAS NOT RECEIVED THIS BALLOT BY 5:00 P.M., EASTERN DAYLIGHT TIME, ON [____________], 2017 (THE “VOTING DEADLINE”), UNLESS EXTENDED AT THE SOLE DISCRETION OF THE DEBTORS, IT WILL NOT BE COUNTED. BALLOTS SUBMITTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION WILL NOT BE ACCEPTED.

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803.

2 Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Plan or in the Motion.

3

PLEASE READ THE ATTACHED VOTING INFORMATION AND

INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

PLEASE COMPLETE ITEM 1. IF NEITHER THE “ACCEPT” NOR “REJECT” BOX IS CHECKED IN ITEM 1, THIS BALLOT WILL NOT BE COUNTED AS HAVING BEEN CAST. IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.

Item 1. Class Vote. The undersigned, the holder of Class 5 Claim(s) (Other Secured Claim(s)) against the Debtors in the amount set forth below, votes to (check one box):

☐ Accept the Plan

☐ Reject the Plan.

Creditor:                               Secured Claim Amount: $

Item 2. Acknowledgments. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and the other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that, if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will not be counted.

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Name of Institution

Street Address

City, State, Zip Code

Telephone Number

Date Completed

4

VOTING INFORMATION AND INSTRUCTIONS

FOR COMPLETING THE BALLOT

1.

In the boxes provided in Item 1 of the Ballot, please indicate acceptance or rejection of the Plan. Complete the Ballot by providing all the information requested and sign, date and return the Ballot by mail, overnight courier or personal delivery to the Balloting Agent at the following address:

IF SENT BY MAIL, MESSENGER OR OVERNIGHT COURIER

Hancock Fabrics Ballot Processing

c/o Kurtzman Carson Consultants, LLC

2335 Alaska Avenue

El Segundo, CA 90245

Ballots must be received by the Balloting Agent by 5:00 p.m., Eastern Daylight Time, on [____________], 2017 (the “Voting Deadline”). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience. Ballots submitted by facsimile or electronic mail transmission will not be accepted.

2.

You must vote all of your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, if you return more than one Ballot voting different Claims within a single Class under the Plan and the Ballots are not voted in the same manner, those Ballots will not be counted. An otherwise properly executed Ballot that attempts to partially accept and partially reject the Plan likewise will not be counted.

3.

Your Claim has been temporarily allowed solely for purposes of voting to accept or reject the Plan in accordance with certain tabulation rules approved by the Bankruptcy Court (the “Tabulation Rules”). The Tabulation Rules are set forth in the Notice of (a) Deadline for Casting Votes to Accept or Reject Proposed Plan of Liquidation, (b) Hearing to Consider Confirmation of Proposed Plan of Reorganization and (c) Related Matters, which is enclosed with the solicitation materials you received along with this Ballot. The temporary allowance of your Claim for voting purposes does not constitute an allowance of your Claim for purposes of distribution under the Plan and is without prejudice to the rights of the Debtors in any other context (e.g., the right of the Debtors to contest the amount or validity of any Claim for purposes of allowance under the Plan). If you wish to challenge the temporary allowance of your Claim for voting purposes, you must file a motion, pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure, for an order temporarily allowing your Claim in a different amount or classification for purposes of voting to accept or reject the Plan and serve such motion on the Debtors so that it is received not more than 10 days from the later of (a) the date of service of the Confirmation Hearing Notice or (b) the date of service of a notice of an objection, if any, to your Claim. Unless the Bankruptcy Court orders otherwise, your Claim will not be counted as a vote in excess of the amount as determined in accordance with the Tabulation Rules, regardless of the amount identified in Item 1 of the Ballot. If a lesser amount is identified in Item 1 of the Ballot, your Claim will be counted as a vote in such lesser amount.

5

4.	The Ballot does not constitute and will not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last Ballot received by the Balloting Agent before the Voting Deadline will supersede any prior Ballots.

PLEASE RETURN YOUR BALLOT PROMPTLY

THE BALLOTING AGENT WILL NOT ACCEPT BALLOTS BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION

IF YOU HAVE RECEIVED A DAMAGED BALLOT OR HAVE LOST

YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING

THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL

THE BALLOTING AGENT’S TOLL-FREE LINE AT (866) 967-0494 OR, IF CALLING FROM OUTSIDE THE UNITED STATES OR CANADA, AT (310) 751-2694. PLEASE NOTE THAT THE BALLOTING AGENT IS NOT PERMITTED TO PROVIDE

LEGAL ADVICE

6

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
)
	)	Jointly Administered
Debtors.	)
)

CLASS 62

[NOTE: WILL BE EXPANDED TO INCLUDE SUB-CLASSES FOR SOLICITATION]

BALLOT TO ACCEPT OR REJECT THE PLAN OF LIQUIDATION

OF HANCOCK FABRICS INC. ET AL. FOR HOLDERS OF CLASS 6 CLAIMS (GENERAL UNSECURED CLAIMS)

RECORD DATE: [____________], 2017

VOTING DEADLINE: [____________], 2017

THIS BALLOT IS TO BE USED BY OR ON BEHALF OF HOLDERS OF CLASS 6 GENERAL UNSECURED CLAIMS against the above-captioned Debtors and Debtors in possession (the “Debtors”). PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. PLEASE COMPLETE, SIGN AND DATE THIS BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY. IF THE BALLOTING AGENT HAS NOT RECEIVED THIS BALLOT BY 5:00 P.M., EASTERN DAYLIGHT TIME, ON [____________], 2017 (THE “VOTING DEADLINE”), UNLESS EXTENDED AT THE SOLE DISCRETION OF THE DEBTORS, IT WILL NOT BE COUNTED. BALLOTS SUBMITTED BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION WILL NOT BE ACCEPTED.

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803.

2 Terms not otherwise defined herein shall have the meaning ascribed to such terms in the Plan or in the Motion.

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PLEASE READ THE ATTACHED VOTING INFORMATION AND

INSTRUCTIONS BEFORE COMPLETING THIS BALLOT.

PLEASE COMPLETE THE FOLLOWING ITEMS AS REQUIRED IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.

Item 1. Class Vote. The undersigned, a holder of Class 6 General Unsecured Claim(s) against the Debtors in the amount set forth below, votes to (check one box):

☐ Accept the Plan.               ☐ Reject the Plan.

Creditor:	General Unsecured Claim Amount: $__________

Item 2. Acknowledgments. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and the other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to make the elections described above and/or vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that, if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will not be counted.

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Name of Institution

Street Address

City, State, Zip Code

Telephone Number

Date Completed

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VOTING INFORMATION AND INSTRUCTIONS

FOR COMPLETING THE BALLOT

1.

In the boxes provided in Item 1 of the Ballot, please indicate acceptance or rejection of the Plan. Complete the Ballot by providing all the information requested and sign, date and return the Ballot by mail, overnight courier or personal delivery to the Balloting Agent at the following address:

IF SENT BY MAIL, MESSENGER OR OVERNIGHT COURIER

Hancock Fabrics Ballot Processing

c/o Kurtzman Carson Consultants, LLC

2335 Alaska Avenue

El Segundo, CA 90245

Ballots must be received by the Balloting Agent by 5:00 p.m., Eastern Daylight Time, on [____________], 2017 (the “Voting Deadline”). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience. Ballots submitted by facsimile or electronic mail transmission will not be accepted.

2.

You must vote all of your Claims within a single Class under the Plan either to accept or reject the Plan. Accordingly, if you return more than one Ballot voting different Claims within a single Class under the Plan and the Ballots are not voted in the same manner, those Ballots will not be counted. An otherwise properly executed Ballot that attempts to partially accept and partially reject the Plan likewise will not be counted.

3.

Your Claim has been temporarily allowed solely for purposes of voting to accept or reject the Plan in accordance with certain tabulation rules approved by the Bankruptcy Court (the “Tabulation Rules”). The Tabulation Rules are set forth in the Notice of (a) Deadline for Casting Votes to Accept or Reject Proposed Plan of Liquidation, (b) Hearing to Consider Confirmation of Proposed Plan of Liquidation and (c) Related Matters, which is enclosed with the solicitation materials you received along with this Ballot. The temporary allowance of your Claim for voting purposes does not constitute an allowance of your Claim for purposes of distribution under the Plan and is without prejudice to the rights of the Debtors in any other context (e.g., the right of the Debtors to contest the amount or validity of any Claim for purposes of allowance under the Plan). If you wish to challenge the temporary allowance of your Claim for voting purposes, you must file a motion, pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure, for an order temporarily allowing your Claim in a different amount or classification for purposes of voting to accept or reject the Plan and serve such motion on the Debtors so that it is received not more than 10 days from the later of (a) the date of service of the Confirmation Hearing Notice or (b) the date of service of a notice of an objection, if any, to your Claim. Unless the Bankruptcy Court orders otherwise, your Claim will not be counted as a vote in excess of the amount as determined in accordance with the Tabulation Rules, regardless of the amount identified in Item 1 of the Ballot. If a lesser amount is identified in Item 1 of the Ballot, your Claim will be counted as a vote in such lesser amount.

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4.	The Ballot does not constitute and will not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

If you cast more than one Ballot voting the same Claim prior to the Voting Deadline, the last Ballot received by the Balloting Agent before the Voting Deadline will supersede any prior Ballots.

PLEASE RETURN YOUR BALLOT PROMPTLY

THE BALLOTING AGENT WILL NOT ACCEPT BALLOTS BY FACSIMILE OR ELECTRONIC MAIL TRANSMISSION

IF YOU HAVE RECEIVED A DAMAGED BALLOT OR HAVE LOST

YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING

THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL

THE BALLOTING AGENT’S TOLL-FREE LINE AT (866) 967-0494 OR, IF CALLING FROM OUTSIDE THE UNITED STATES OR CANADA, AT (310) 751-2694. PLEASE NOTE THAT THE BALLOTING AGENT IS NOT PERMITTED TO PROVIDE

LEGAL ADVICE.

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EXHIBIT C1

(Confirmation Hearing Notice)

2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
)
	)	Jointly Administered
Debtors.	)
)

NOTICE OF (A) DEADLINE FOR CASTING VOTES TO ACCEPT OR

REJECT DEBTORS’ JOINT CHAPTER 11 PLAN OF LIQUIDATION,

(B) HEARING TO CONSIDER CONFIRMATION OF JOINT CHAPTER 11

PLAN OF LIQUIDATION AND (C) RELATED MATTERS

PLEASE TAKE NOTICE OF THE FOLLOWING:

1.     On May 5, 2017, the above-captioned Debtors and Debtors-in possession (the “Debtors”) filed the Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation [Docket No. ____] (as amended, the “Plan”), and the related Second Amended Disclosure Statement for Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation [Docket No. ____] (as amended, the “Disclosure Statement”).

2.     Pursuant to an order of the Court dated ________, 2017 [Docket No. ____] (the “Disclosure Statement Order”), the Disclosure Statement and certain related materials (collectively, the “Solicitation Materials”) have been approved for solicitation of votes to accept or reject the Plan.

3.     A hearing to consider the confirmation of the Plan (the “Confirmation Hearing”) will be held before the Honorable Brendan L. Shannon, Chief United States Bankruptcy Judge, at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Sixth Floor, Wilmington, Delaware 19801 on __________, 2017 at ___:00 _.m. (Eastern Daylight Time) in Sixth Floor Courtroom 1.

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803.

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4.     Pursuant to the Disclosure Statement Order, the Court approved certain procedures for tabulation of votes to accept or reject the Plan. If you are the holder of a claim against the Debtors as of [____________], 2017 (the Record Date as established in the Disclosure Statement Order) in a class entitled to vote on the Plan, you have received with this Notice a ballot form (a “Ballot”) and voting instructions appropriate for your claim. The following procedures apply with respect to voting your claim:

a.     Except as provided in subparagraph (b) below, for your vote to accept or reject the Plan to be counted, you must complete all required information on the Ballot, execute the Ballot and return the completed Ballot to the address indicated on the Ballot so that it is received by 5:00 p.m., Eastern Daylight Time, on [____________], 2017 (the “Voting Deadline”). Any failure to follow the voting instructions included with the Ballot or to return a properly completed Ballot so that it is received by the Voting Deadline may disqualify your Ballot and your vote.

b.     Your claim has been temporarily allowed solely for purposes of voting to accept or reject the Plan in accordance with the following tabulation rules approved by the Court in the Disclosure Statement Order (the “Tabulation Rules”):

i.

Unless otherwise provided in the Tabulation Rules described below, a claim shall be deemed temporarily allowed for voting purposes in an amount equal to (A) the amount of such claim as set forth in a timely filed proof of claim or (B) if a timely filed proof of claim has not been filed, the amount of such claim as set forth in the Debtors’ Schedules and Statements initially filed April 4, 2016 and any further amendments thereto (collectively, the “Schedules”) if such claim is listed in the Schedules;

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ii.	If a claim is deemed allowed in accordance with the Plan, such claim shall be temporarily allowed for voting purposes in the deemed allowed amount set forth in the Plan;

iii.	If a claim for which a proof of claim has been timely filed is marked as contingent, unliquidated or disputed on its face it will be temporarily allowed for voting purposes in the amount of $1.00;

iv.

If a claim has been estimated or otherwise allowed for voting purposes by order of the Court, such claim shall be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court;

v.	If the Debtors have filed and served an objection to a claim, such claim shall be temporarily allowed or disallowed for voting purposes in accordance with the relief sought in the objection;

vi.

If a claim holder identifies a claim amount on its Ballot that is less than the amount otherwise calculated in accordance with the Tabulation Rules, the claim will be temporarily allowed for voting purposes in the lesser amount identified on such Ballot.

vii.

Any Ballot received from a holder of a Claim listed as contingent, disputed, or unliquidated in the Debtors’ Schedules will not be counted unless the holder of such Claim timely filed a proof of claim in accordance with the Bar Date Order; or, in the case of claims held by a governmental unit as defined in section 101(27) of the Bankruptcy Code), on or before August 1, 2016 at 5:00 p.m. (Eastern Daylight Time).

c.     The temporary allowance of your claim for voting purposes does not constitute an allowance of your claim for purposes of receiving distributions under the Plan and is without prejudice to the rights of the Debtors in any other context, including the right of the Debtors to contest the amount or validity of any claim for purposes of allowance and distribution under the Plan. If you wish to challenge the temporary allowance of your claim for voting purposes, you must file a motion, pursuant to Rule 3018(a) of the Federal Rules of Bankruptcy Procedure, for an order temporarily allowing your claim in a different amount or classification for purposes of voting to accept or reject the Plan and serve such motion on the Debtors so that it is received not more than 10 days from the later of (a) the date of service of the Confirmation Hearing Notice and (b) the date of service of a notice of objection, if any, to your claim. Unless the Court orders otherwise, your claim will not be counted for voting purposes in excess of the amount as determined in accordance with the Tabulation Rules.

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5.     Objections, if any, to the confirmation of the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection; and (d) be filed with the Court and served so as to be received by (i) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 North King Street, Suite 2207, Wilmington, DE 19801 (Attn: Mark Kenney, Esq.); (ii) O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071 (Attn: Stephen H. Warren, Esq. and Karen Rinehart, Esq.) and Two Embarcadero Center, 28th Floor, San Francisco, CA 94111 (Attn: Jennifer Taylor, Esq.), co-counsel to the Debtors; (iii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801 (Attn: Mark D. Collins, Esq., and Michael J. Merchant, Esq.), co-counsel to the Debtors; (iv) Hahn & Hessen LLP, 488 Madison Avenue, New York NY 10022 (Attn: Mark Indelicato, Esq. and Janine Figueiredo, Esq.), co-counsel to the Official Committee of Unsecured Creditors; and (v) Klehr Harrison Harvey Branzburg LLP, 919 Market Street, Suite 1000, Wilmington, DE 19801 (Attn: Domenic Pacitti, Esq. and Sally Veghte, Esq.), co-counsel to the Official Committee of Unsecured Creditors, no later than 4:00 p.m., Eastern Time, on [____________], 2017. For purposes of filing pleadings in this case, the address of the Court is 824 North Market Street, Third Floor, Wilmington, Delaware 19801.

6.     Requests for additional copies of the Disclosure Statement and the Plan (with all exhibits filed with the Court) by parties in interest may be obtained by contacting Hancock Fabrics Ballot Processing, c/o Kurtzman Carson Consultants, LLC, 2335 Alaska Avenue, El Segundo, California 90245 (Telephone: toll-free (866) 967-0494 or, if calling outside the United States and Canada, (310) 751-2694; Electronic Mail: HancockFabricsInfo@kccllc.com). Copies of the Disclosure Statement and the Plan (with all exhibits filed with the Court) are available for review at the office of the Clerk of the Bankruptcy Court, 824 North Market Street, Third Floor, Wilmington, Delaware 19801, and may be reviewed by any party in interest during normal business hours.

7.     The Confirmation Hearing may be continued from time to time without further notice other than the announcement of the adjourned date(s) at the Confirmation Hearing or any continued hearing.

Dated:	_____________, 2017 Wilmington, Delaware
RICHARDS, LAYTON & FINGER, P.A.

Mark D. Collins (No. 2981)

Michael J. Merchant (No. 3854)

Brett M. Haywood (No. 6166)

One Rodney Square
920 North King Street
Wilmington, Delaware 19801
Telephone: (302) 651-7700
Facsimile: (302) 651-7701

- and -

O’MELVENY & MYERS LLP

Stephen H. Warren (admitted pro hac vice)

Karen Rinehart (admitted pro hac vice)

400 South Hope Street

Los Angeles, CA 90071-2899

Telephone:     (213) 430-6000

Facsimile:     (213) 430-6407

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Jennifer Taylor (admitted pro hac vice)

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Telephone:     (415) 984-8900

Facsimile:     (415) 984-8701

Attorneys for the Debtors and Debtors in Possession

7

EXHIBIT C2

(Publication Notice)

2

IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF DELAWARE

)
In re:	)	Chapter 11
)
HANCOCK FABRICS, INC., et al., [1]	)	Case No. 16-10296 (BLS)
	)	Jointly Administered
	)	Objection Deadline: ______, 2017 at _:_0 _.m. EDT
Debtors.	)	Hearing Date: __________, 2017 at __:_0 _.m. EDT
)

NOTICE OF (A) DEADLINE FOR CASTING VOTES TO ACCEPT OR REJECT DEBTORS’ JOINT CHAPTER 11 PLAN OF LIQUIDATION; (B) HEARING

TO CONSIDER CONFIRMATION OF CHAPTER 11

PLAN OF LIQUIDATION AND (C) RELATED MATTERS

PLEASE TAKE NOTICE that on May 5, 2017, the above-captioned Debtors and Debtors in possession (the “Debtors”) filed with the Bankruptcy Court, among other things (i) the Second Amended Disclosure Statement for Joint Chapter 11 Plan of Liquidation (as amended, the “Disclosure Statement”) and (ii) the Debtors’ Second Amended Joint Chapter 11 Plan of Liquidation (as amended, the “Plan”).

PLEASE TAKE FURTHER NOTICE THAT a hearing was held before the Honorable Brendan L. Shannon, Chief United States Bankruptcy Judge, at the United States Bankruptcy Court for the District of Delaware, 824 Market Street, Sixth Floor, Wilmington, Delaware 19801 on __________, 2017 at ___:00 _.m. (Eastern Daylight Time) in Sixth Floor Courtroom 1, to consider, among other things, an order approving the Disclosure Statement, the form of Ballots, and the procedures for solicitation of votes and the Tabulation Rules pertaining thereto.

PLEASE TAKE FURTHER NOTICE THAT pursuant to an order of the Court dated on or about [____________], 2017, the Bankruptcy Court approved the Disclosure Statement as containing adequate information within the meaning of section 1125 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE THAT the last date to vote on the Plan is [____________], 2017 at 5:00 p.m. (Eastern Daylight Time).

1 The Debtors in these cases, along with the last four digits of each Debtors’ federal tax identification number, are Hancock Fabrics, Inc. (0905), Hancock Fabrics, LLC (9837), Hancock Fabrics of MI, Inc. (5878), hancockfabrics.com, Inc. (9698), HF Enterprises, Inc. (7249), HF Merchandising, Inc. (8522) and HF Resources, Inc. (9563). The Debtors’ mailing address is P.O. Box 4440, Tupelo, MS 38803.

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PLEASE TAKE FURTHER NOTICE THAT if you need a ballot or a copy of the Disclosure Statement or the Plan, please call the  Balloting Agent, Kurtzman Carson Consultants, LLC toll-free at (866) 967-0494 or, if calling outside the United States and Canada, at (310) 751-2694.

PLEASE TAKE FURTHER NOTICE THAT objections, if any, to the confirmation of the Plan must: (a) be in writing; (b) state the name and address of the objecting party and the nature of the claim or interest of such party; (c) state with particularity the basis and nature of any objection to the confirmation of the Plan; and (d) be filed with the Bankruptcy Court and served on (i) the Office of the United States Trustee for the District of Delaware, J. Caleb Boggs Federal Building, 844 North King Street, Suite 2207, Wilmington, DE 19801 (Attn: Mark Kenney, Esq.); (ii) O’Melveny & Myers LLP, 400 South Hope Street, Los Angeles, CA 90071 (Attn: Stephen H. Warren, Esq. and Karen Rinehart, Esq.) and Two Embarcadero Center, 28th Floor, San Francisco, CA 94111 (Attn: Jennifer Taylor, Esq.), co-counsel to the Debtors; (iii) Richards, Layton & Finger, P.A., One Rodney Square, 920 North King Street, Wilmington, DE 19801 (Attn: Mark D. Collins, Esq., and Michael J. Merchant, Esq.), co-counsel to the Debtors; (iv) Hahn & Hessen LLP, 488 Madison Avenue, New York NY 10022 (Attn: Mark Indelicato, Esq. and Janine Figueiredo, Esq.), co-counsel to the Official Committee of Unsecured Creditors; and (v) Klehr Harrison Harvey Branzburg LLP, 919 Market Street, Suite 1000, Wilmington, DE 19801 (Attn: Domenic Pacitti, Esq. and Sally Veghte, Esq.), co-counsel to the Official Committee of Unsecured Creditors, so that they are received no later than 4:00 p.m., Eastern Time, on [____________], 2017.

PLEASE TAKE FURTHER NOTICE THAT the hearing to consider confirmation of the Plan, and any amendments, modification, or objections thereto will be held at the Bankruptcy Court on [____________], 2017 at _____ _.m. (Eastern Daylight Time) (the “Confirmation Hearing”). The Confirmation Hearing may be continued from time to time without further notice except for (i) an announcement made at the Confirmation Hearing or any adjourned confirmation hearing.

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